Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Note 18.	Related Party Transactions

There are agreements among the Company’s affiliates to which we are a party or subject to, including a name license, one unsecured revolving credit facilities, and two notes payable. Related parties include the directors, executive officers, director nominees or 5% shareholders, and their respective immediate family members. The Company’s significant related party transactions as of December 31, 2011 were:

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Notes payable of $469.8 million (December 31, 2010 – nil) are due to Brookfield Office Properties, an affiliate of the Company. The notes consist of a C$265.0 million senior unsecured promissory note and a C$215.0 million junior unsecured promissory note. For the years ended December 31, 2011 and 2010, interest of $27.4 million and nil, respectively, was incurred relating to these facilities.

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Unsecured revolving operating facility in the aggregate principal amount of $226.0 million (December 31, 2010 – $160.0 million) with a subsidiary of Brookfield Asset Management Inc. For the years ended December 31, 2011 and 2010, interest of $14.8 million and $10.2 million, respectively, was incurred relating to this facility.

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A subsidiary of the Company entered into an agreement to purchase two million common shares of the Company from Brookfield Asset Management Inc. in order to fund an escrowed stock plan without dilution to shareholders on June 23, 2011. The total consideration relating to the purchase of the shares was $19.3 million (2010 – nil).